

Martin Marietta Materials





Martin Marietta and Texas Industries:
An Expanded Platform for Growth

January 28, 2014

Rock Solid Fundamentals.
Positioned for the Long Term.™





Cautionary Statements Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed acquisition of TXI by Martin Marietta, the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding Martin Marietta's and TXI's future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are "forward-looking" statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements are often, but not always, made through the use of words or phrases such as "may", "believe," "anticipate," "could", "should," "intend," "plan," "will," "expect(s)," "estimate(s)," "project(s)," "forecast(s)", "positioned," "strategy," "outlook" and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the parties' ability to consummate the transaction; the conditions to the completion of the transaction, including the receipt of approval of both Martin Marietta's shareholders and TXI's stockholders; the regulatory approvals required for the transaction not being obtained on the terms expected or on the anticipated schedule; the parties' ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in connection with the transaction within the expected time-frames or at all and to successfully integrate TXI's operations into those of Martin Marietta; the integration of TXI's operations into those of Martin Marietta being more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the transaction; the retention of certain key employees of TXI being difficult; Martin Marietta's and TXI's ability to adapt its services to changes in technology or the marketplace; Martin Marietta's and TXI's ability to maintain and grow its relationship with its customers; levels of construction spending in the markets; a decline in defense spending and the commercial component of the nonresidential construction market and the subsequent impact on construction activity; a slowdown in residential construction recovery; unfavorable weather conditions; a widespread decline in aggregates pricing; changes in the cost of raw materials, fuel and energy and the availability and cost of construction equipment in the United States; the timing and amount of federal, state and local transportation and infrastructure funding; the ability of states and/or other entities to finance approved projects either with tax revenues or alternative financing structures; and changes to and the impact of the laws, rules and regulations (including environmental laws, rules and regulations) that regulate Martin Marietta's and TXI's operations. Additional information concerning these and other factors can be found in Martin Marietta's and TXI's filings with the Securities and Exchange Commission, including Martin Marietta's and TXI's most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Martin Marietta and TXI assume no obligation to update or revise publicly the information in this communication, whether as a result of new information, future events or otherwise, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.



Additional Information and Where to Find It

In connection with the proposed transaction between Martin Marietta and TXI, Martin Marietta and TXI intend to file relevant materials with the Securities and Exchange Commissions, including a Martin Marietta registration statement on Form S-4 that will include a joint proxy statement of Martin Marietta and TXI that also constitutes a prospectus of Martin Marietta. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MARTIN MARIETTA, TXI AND THE PROPOSED TRANSACTION. The joint proxy statement/prospectus and other documents relating to the proposed transaction (when they are available) can be obtained free of charge from the SEC's website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from Martin Marietta upon written request to the Corporate Secretary at Martin Marietta Materials, Inc., 2710 Wycliff Road, Raleigh, NC 27607, telephone number (919) 783-4540 or from Martin Marietta's website, http://ir.martinmarietta.com or from TXI upon written request to TXI at Investor Relations, Texas Industries, Inc., 1503 LBJ Freeway, Suite 400, Dallas, Texas 75234, telephone number (972) 647-6700 or from TXI's website, http://investorrelations.txi.com.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any investor or securityholder. However, Martin Marietta, TXI and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC. Information regarding Martin Marietta's directors and executive officers may be found in its Annual Report for the year ended December 31, 2012 on Form 10-K filed with the SEC on February 2, 2013 and the definitive proxy statement relating to its 2013 Annual Meeting of Shareholders filed with the SEC on April 16, 2013. Information regarding TXI's directors and executive officers may be found in its Annual Report for the year ended May 31, 2013 on Form 10-K filed with the SEC on July 22, 2013 and the definitive proxy statement relating to its 2013 Annual Meeting of Shareholders filed with the SEC on August 23, 2013. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants will also be included in the joint proxy statement/prospectus when it becomes available.

Non-Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.



In Today's Meeting

C. Howard Nye	President, Chief Executive Officer and Board member Martin Marietta Materials
Anne H. Lloyd	Executive Vice President and Chief Financial Officer Martin Marietta Materials
Mel G. Brekhus	President, Chief Executive Officer and Board member Texas Industries

Martin Marietta and Texas Industries: An Expanded Platform for Growth



Market leader with substantial scale

- ✓ Leading U.S. aggregates producer enhanced with targeted cement presence
- ✓ Nationwide operations with geographic and product diversity
- ✓ Best-in-class long-haul network

Well positioned for long-term growth

- ✓ Exposure to perennially largest, fastest growing geographies
- ✓ Vertical integration across aggregates and targeted cement operations
  - ✓ Highly efficient, low-cost operators
- ✓ Early stages of cyclical economic recovery

Complementary, high-quality assets

- ✓ Low integration risk
- ✓ Attractive aggregates operations
- ✓ State-of-the-art cement facilities
- ✓ Superior ready-mix assets

Significant shareholder value creation

- ✓ Disciplined management team driving tangible synergies
- ✓ Strong balance sheet, financial flexibility and access to capital



Transaction Overview

Transaction structure

- ✓ Stock-for-stock, tax-free exchange

Consideration

- ✓ Texas Industries shareholders will receive 0.700 Martin Marietta shares for each share of Texas Industries common stock they own at closing
- ✓ 15% premium to implied exchange ratio on December 12, 2013 and 13% premium to implied average exchange ratio during the last 90 days

Pro forma ownership

- ✓ Martin Marietta shareholders: 69%
- ✓ Texas Industries shareholders: 31%

Governance

- ✓ Combined company will be headquartered in Raleigh, North Carolina
- ✓ An individual jointly selected by Martin Marietta and Texas Industries will be appointed to the Martin Marietta Board of Directors

Management

- ✓ Martin Marietta executive management
- ✓ Combined company will retain top talent from both companies

Synergies and Growth Potential

- ✓ Estimated annual pre-tax synergies of $70 million by 2017
- ✓ Transaction expected to be EPS accretive to shareholders

Timing & closing conditions

- ✓ Shareholder vote by both Martin Marietta and Texas Industries shareholders
- ✓ Customary regulatory approvals and closing conditions
- ✓ Expected to close in Q2 2014
- ✓ Southeastern Asset Management and NNS Holding have agreed to vote approximately 51% of outstanding Texas Industries shares in favor of the transaction

Combination of Strong U.S. Aggregates / Heavy Building Materials Franchises

Martin Marietta		Texas Industries
#2 U.S. aggregates producer		#1 cement producer in Texas #3 in California by cement capacity
$2.1bn	LTM Net Sales[1]	$0.8bn
4,948	Employees[2]	2,040
Approximately 300 operating facilities 12.6bn tons of aggregates reserves	Operations	0.8bn tons of aggregates reserves 7.4mm tons of cement capacity 106 ready-mix plants
Aggregates, ready-mix, asphalt / road paving and specialty products	Key Products	Aggregates, cement and ready-mix



WA
ND
MN
NY
Nova Scotia
WY
NV
UT
CO
NE
IA
PA
OH
MD
NJ
IN
WV
VA
KS
MO
KY
NC
AZ
NM
OK
AR
TN
SC
MS
AL
GA
TX
LA
FL
Bahamas

- Specialty Products facility
- Aggregates sales
- Aggregates production and sales



Dallas
San Antonio
Houston
San Francisco
San Jose
Los Angeles
San Diego

- Midlothian Cement Plant
- Hunter Cement Plant
- Oro Grande Cement Plant
- Crestmore Grinding Plant
- Ready-Mix Locations
- Aggregates Plants
- Aggregates Terminals
- Ready-Mix Joint-Venture Plants
- Cement Terminals

Source: Company filings

[1] Martin Marietta as of 9/30/2013. Texas Industries as of 11/30/2013. Excludes intersegment sales.

[2] Martin Marietta as of 12/31/2012. Texas Industries as of 5/31/2013.







Martin Marietta Materials



An Expanded Platform for Growth

Significant Benefits for Texas Industries Shareholders



Evolution of Texas Industries:
A Low-Cost Producer with State-of-the-Art Facilities



Strategic Positioning

Timeline: 2001 | 2005 | 2008 | 2011 | March 2013 | Spring 2013 | Fall 2013

2001
Expanded Midlothian, Texas plant

2005
Completed spinoff of Chaparral Steel

2008
Expanded Oro Grande, California productive clinker capacity to 2.2mm

April 2011
Exchanged select aggregates assets for ready-mix facilities from Trinity Industries in Texas

March 2013
Exchanged lightweight aggregates plants for ready-mix facilities from Trinity Industries in Texas and Arkansas

Spring 2013
Construction of new Hunter 2 kiln; additional clinker capacity of 1.4mm tons

Fall 2013
Refurbished existing Hunter 1 kiln two months ahead of schedule

Cumulative Growth Capex


$ in mm
$48
$78
$133
$162
$169
$242
$450
$698
$921
$927
$952
$1,025
$1,092
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

Invested over $1bn in plant upgrades and capacity expansion

Source: Company filings



Combination with Martin Marietta is the Right Step Forward for Texas Industries

Strategic Benefits

- ✓ Increases scale and scope creating the premier U.S. aggregates / heavy building materials company
- ✓ Diversifies operating risk and balances portfolio of products
- ✓ Provides expanded access to attractive aggregates business

Significant Value Creation

- ✓ Provides meaningful synergies in the combination
- ✓ Combined company under proven management with a strong execution track record

Transaction Structure

- ✓ Tax-free transaction
- ✓ Retains upside through significant continued ownership in the combined company

Financial Flexibility

- ✓ Strengthens balance sheet and enhances credit quality
- ✓ Restoration of meaningful dividends for Texas Industries shareholders



Martin Marietta Materials





An Expanded Platform for Growth

Strategic Benefits of the Transaction





Delivery On Martin Marietta's Proven Strategic Principles

Positioning
Uniquely positioned in an attractive industry


Martin Marietta Materials

- Creates leading U.S. aggregates supplier
  - Complemented by targeted heavy building materials presence
- Provides entry to California market at start of recovery
- Highly attractive Texas Industries asset base, including state-of-the-art cement facilities
- Leverages best-in-class long-haul network

Growth
Multiple long-term drivers



- Expands product and geographic growth platform
  - High growth markets from coast-to-coast
- Combined company's top markets are in states that account for ~70% of projected U.S. population growth over 2012 - 2017[1]
- Increases exposure to key markets in Texas and California
  - Texas: #1 U.S. consumer of aggregates and cement
  - California: #2 U.S. consumer of aggregates and cement

Performance
Differentiated performance



- Enhanced productivity through vertical integration in Texas
- Disciplined management team
- Powerful cash flow generation
- Maintains strong balance sheet and financial flexibility

[1] Moody's Economy.com.

Positioning

Uniquely Positioned in Attractive Markets



Net sales by geography

Martin Marietta	Texas Industries[1]	Combined



Specialty Products
11%
Other
38%
Texas
17%
Georgia
5%
Colorado
7%
Iowa
8%
N. Carolina
14%
+
California
15%
Texas²
85%
=
Specialty Products³
8%
Other
29%
Texas
34%
Georgia
4%
California
4%
Colorado
5%
Iowa
6%
N. Carolina
10%

Nearly $2.5 billion in pro forma net sales

Source: Company filings
Note: Based on calendar year end 2012.
[1] Net sales excludes Texas Industries delivery fees, expanded shale and clay and miscellaneous sales.
[2] Texas includes sales from AR, LA, and OK.
[3] Specialty Products is not included in the geographic breakout.

Positioning

Leading U.S. Aggregates Producer…


Estimated U.S. Aggregates Shipments (millions of short tons)
160
140
120
100
80
60
40
20
0
143
141
137[1]
128
115
107
49[2]
45
23
15
3
PF MLM / TXI
Vulcan
CRH
Martin Marietta
Heidelberg
Lafarge
Cemex
Holcim
MDU
Texas Industries
Eagle

Source: Company filings
Note: Based on latest fiscal year.
[1] Assumes U.S. aggregates tonnage produced is equal to U.S. aggregates tonnage shipped.
[2] Assumes U.S. aggregates revenue as a percentage of total revenue is equal to U.S. tonnage as a percentage of total tonnage.

… Enhanced by Complementary Cement Assets



Key Benefits

- Improved distribution network
- Lower transportation costs
- End-market diversification
- Increased aggregates and cement pull-through


Aggregates
Asphalt
Ready-Mix
Cement
Residential
Non-Residential
Infrastructure

Vertical integration in selected markets drives value

Source: Company filings



Environmental Regulations Are Expected to Make Texas Industries' Cement Facilities More Valuable

Environmental Regulations

- **National Emission Standards for Hazardous Air Pollutants (NESHAP)**
- **California Assembly Bill 32 (AB 32)**

Forecasted Closures[1]		Designated for Permanent Closure[2]		High Risk of Closure[3]	
Cement Facilities	U.S. Clinker Production Capacity	Cement Facilities	U.S. Clinker Production Capacity	Cement Facilities	U.S. Clinker Production Capacity
18	12.1 million short tons	7	4.4 million short tons	3	2.8 million short tons

19% of current clinker capacity is expected to be removed from the U.S. market

Source: Portland Cement Association

[1] Plants that could be forced to close due to the inability to meet regulatory standards or because compliance investment may not be financially justifiable.

[2] Plants permanently closed since 2008 due to low cyclical demand and the expectation of increasingly stringent emissions standards.

[3] Plants at high risk of closure due to environmental regulation but assumed to continue to operate.



Growth

Increased Exposure to Attractive, High Growth Markets

Martin Marietta / Texas Industries Combined Net Sales by State[1]


Specialty Products 8%
Texas 34%
N. Carolina 10%
Iowa 6%
Colorado 5%
California 4%
Georgia 4%
Other 29%

Relative Contribution to U.S. Population Growth[2]


TX 16%
FL 14%
CA 14%
AZ 6%
NC 6%
GA 6%
VA 3%
NV 3%
WA 2%
CO 2%
= state with PF Martin Marietta/Texas Industries presence

The pro forma Company has ~70% of sales from the 10 fastest growing states

Source: Company filings and website; Moody's Economy.com

[1] Pro forma net sales excludes Martin Marietta freight and delivery revenues and Texas Industries delivery fees, expanded shale and clay and miscellaneous sales.

[2] Represents each states' weighted contribution to U.S. 2012-2017 population growth (for example, Texas accounts for 16% of overall 2012-2017 population growth).

Combination Creates Leading Aggregates / Heavy Building Materials Supplier in Attractive Texas Market



Combined Texas Operations


Martin Marietta Aggregates Assets
Texas Industries Aggregates Assets
Martin Marietta Asphalt Locations
Martin Marietta Ready Mix Assets
Texas Industries Ready Mix Assets
Texas Industries Cement Plants
Texas Industries Cement Terminals

Key Texas Commentary

- ✓ One of the most attractive heavyside markets globally
- ✓ GDP of $1.2 trillion growing at a 4.3% CAGR
- ✓ Leads the U.S. in employment growth
- ✓ Pro forma company will have an excellent asset base in key markets in Texas

#1 U.S. consumer of aggregates

#1 U.S. consumer of cement

Source: Company filings and presentations; Bureau of Labor Statistics; Federal Reserve; Port of Houston

Texas: Attractive Dynamics Supporting Continued Growth



Demand Exceeds Capacity


20
15
10
5
0
Short tons (million)
11.6
13.6
14.8
15.9
16.4
17.0
17.7
2011
2012
2013
2014
2015
2016
2017
Cement Capacity
Demand

Texas Cement Capacity Share


Capitol 5%
Ash Grove 7%
Texas Industries 34%
Texas Lehigh 9%
Holcim 15%
Buzzi 10%
Cemex 20%

Macroeconomic Drivers

- Revival of core energy and energy-related industries, supported by a diversified industry base and a favorable business climate
- 3 of the top 9 job growth markets in the U.S.
  - Dallas/Fort Worth
  - Houston
  - Austin

Construction Market Drivers

- Construction payrolls increase at 2x the U.S. rate
- Strong infrastructure activity
- Residential construction outperforms the nation
- Nonresidential construction led by plant expansions, pipeline construction and expanded corporate operations

Source: Bureau of Economic Analysis; Moody's.com; USGS; PCA; Texas Industries management

California: Early Stages of a Significant Anticipated Growth Cycle

Demand Reaches Equilibrium In 2015


Short tons (million)
20
15
10
5
0
7.6
8.2
9.0
9.9
11.1
12.9
13.8
2011 2012 2013 2014 2015 2016 2017
Cement Capacity
Demand

California Cement Capacity Share


CalPortland (Taiheiyo) 16%
Mitsubishi 12%
National (Vicat) 8%
Heidelberg 25%
Cemex 22%
Texas Industries 17%

Macroeconomic Drivers

- GDP of over $2.0 trillion growing at a 3.5% CAGR
- 8th largest economy in the world
- Strong employment growth outlook
- Foreign trade and direct investment support R&D services
- High barriers to entry

Construction Market Drivers

- ***#2 U.S. consumer of aggregates***
- ***#2 U.S. consumer of cement***
- PCA projects 13.4% CAGR in Southern California cement consumption between 2013 and 2017
- PCA projects 12.5% CAGR in Northern California cement consumption between 2013 and 2017

Source: Bureau of Economic Analysis; Moody's.com; USGS; PCA; Texas Industries management

Attractive Shareholder Return Profile

EPS Accretion	• Expect the transaction to be immediately accretive to Martin Marietta's EPS in 2014[1] • Mid-to-high single digits percentage accretive to EPS in first full year following integration
Synergy and Growth Advantage	• EBITDA margin accretive through realization of synergies • Synergies imply an acquisition multiple lower than Martin Marietta's current trading multiples • Revenue and EBITDA growth to outpace standalone projections
Enhanced Overall Return Profile	• Expect sustainable, upward trajectory for return on invested capital • Accelerates quicker than standalone projections

Proposed transaction provides multi-pronged financial benefits for shareholders

[1] Assumes refinancing of Texas Industries' outstanding debt at or around closing of the merger and excluding one-time costs.

Performance

Realization of Synergies Should Create Significant Shareholder Value

Projected Annual Synergies[1,2] ($ in mm)



$ in mm
40%
~80%
~95%
100%
$100
$80
$60
$40
$20
$0
$28
$57
$66
$70
% of Total
CY 2014E
CY 2015E
CY 2016E
CY 2017E

Synergy Overview By Area

SG&A



$ in mm
Operational SG&A $10
Corporate SG&A $24

$34 million

+

Operational Efficiencies

- Incremental aggregates volume
- Incremental cement volume
- Ready-mix improvement
- Purchasing

$36 million

=

$70 million of annual synergies

Source: FactSet; Wall Street research; Company filings

[1] Actual CY 2014E synergy projected at $18 mm; $28 mm reflects expected run-rate at year-end. Subsequent years reflect annual estimates.

[2] Does not include material real estate sales or NOL usage.



Industry-Leading Leverage Position

Debt Maturity Schedule[1]


$ in mm
$350
$250
$300
$650
$150
$200
$175
$230
2014
2015
2016
2017
2018
2019
2020
2021-2024
2025
2026-2036
2037
MLM bank debt
MLM credit facility (undrawn)
TXI credit facility (undrawn)
MLM unsecured debt
TXI unsecured debt

Pro Forma Total Debt / LTM Adj. EBITDA[2]


Debt / LTM EBITDA
8.0x
6.0x
4.0x
2.0x
0.0x
7.6x
6.5x
6.2x
6.0x
6.0x
4.9x
3.4x
3.0x
2.3x
TXI
Cemex
Lafarge
Heidelberg
Vulcan
CRH
PF MLM/TXI
MLM
Eagle

Commentary

- Retain financial flexibility for growth
  - Expected refinancing of higher-cost Texas Industries debt
- Rapid expected deleveraging driven by:
  - Synergy realization
  - Earnings expansion from continued market recovery
  - Strong free cash flow generation
  - Utilization of Texas Industries' NOLs
  - Potential sale of non-operating land
- Investment-grade credit profile

Source: FactSet; Company filings; Wall Street research; Martin Marietta management

[1] Martin Marietta 9/30/2013 balance sheet adjusted for refinancing on 12/5/2013; Texas Industries 11/30/13 balance sheet.

[2] LTM 9/30/2013 for Martin Marietta, LTM 11/30/13 for Texas Industries. Pro forma LTM Adj. EBITDA with run-rate synergies of $70mm. Refer to appendix for EBITDA reconciliation.

Disciplined Martin Marietta Management Should Accelerate Shareholder Value Creation



Strong Cost Management Track Record[1]


~230 bps reduction
SG&A % of net revenue
9.6%
8.8%
8.2%
7.3%
7.3%
2009
2010
2011
2012
2013

Uninterrupted Dividends


Quarterly Dividend per Share
$0.45
$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Source: Company filings; Martin Marietta management
[1] Excludes one-time costs related to an IT systems upgrade in 2012 and 2013.



FY Q4 2013 Earnings - Financial Summary

	Fiscal Quarter Ended December 31,		
	2013	2012	% growth
Sales	$545.0	$502.2	8.5%
Gross Profit	$101.0	$76.7	31.7%
EBITDA	$106.3	$83.4	27.5%
EPS	$0.77	$0.46	67.4%

	Fiscal Year Ended December 31,		
	2013	2012	% growth
Sales	$2,155.5	$2,031.9	6.1%
Gross Profit	$364.0	$327.1	11.3%
EBITDA	$390.2	$329.9	18.3%
EPS	$2.61	$1.83	42.6%

Source: Company filings
Note: All figures in millions of USD except for per share figures.



Aggregates Product Line

Pricing and Volume Growth

Pricing growth in each reportable segment

	Q4 2013	Full Year 2013
Heritage Aggregates Product Line		
Mid-America Group	5.2%	3.2%
Southeast Group	0.4%	1.9%
West Group	3.6%	3.9%
Heritage Aggregates Operations	3.3%	2.9%
Aggregates Product Line	3.4%	3.0%

Volume growth in private sector offset by decreased public-sector activity

	Q4 2013	Full Year 2013
Heritage Aggregates Product Line		
Mid-America Group	(2.8%)	(0.4%)
Southeast Group	(8.2%)	(5.6%)
West Group	2.7%	1.2%
Heritage Aggregates Operations	(1.4%)	(0.5%)
Aggregates Product Line	(0.4%)	0.1%



2014 Outlook

Aggregates Product Line



Volume growth: 4% - 5%

Pricing growth: 3% - 5%

CPT: decline slightly

Vertically-Integrated

Net sales: $385M - $405M

Gross profit: $40M - $45M



Specialty Products



Net sales: $225M - $235M

Gross profit: $85M - $90M



Roadmap to Closing

- **Announcement of the transaction: January 28, 2014**
- **Filing and review of documentation by SEC**
- **Obtain regulatory approvals**
- **Martin Marietta and Texas Industries shareholder approvals**
- **Expected closing of the transaction: Q2 2014**



Martin Marietta and Texas Industries: An Expanded Platform for Growth

Market leader with substantial scale

- ✓ Leading U.S. aggregates producer enhanced with targeted cement presence
- ✓ Nationwide operations with geographic and product diversity
- ✓ Best-in-class long-haul network

Well positioned for long-term growth

- ✓ Exposure to perennially largest, fastest growing geographies
- ✓ Vertical integration across aggregates and targeted cement operations
  - ✓ Highly efficient, low-cost operators
- ✓ Early stages of cyclical economic recovery

Complementary, high-quality assets

- ✓ Low integration risk
- ✓ Attractive aggregates operations
- ✓ State-of-the-art cement facilities
- ✓ Superior ready-mix assets

Significant shareholder value creation

- ✓ Disciplined management team driving tangible synergies
- ✓ Strong balance sheet, financial flexibility and access to capital





Martin Marietta Materials



An Expanded Platform for Growth

Appendix





Non-GAAP to GAAP Reconciliation – Martin Marietta

(dollars in millions)	For the Nine Months Ended September 30, 2013	For the Nine Months Ended September 30, 2012	For the Year Ended December 31, 2012	LTM 9/30/2013
Net earnings attributable to entity	$85.3	$62.9	$84.5	$106.8
Add back:				
Interest expense	40.6	40.0	53.3	54.0
Income tax expense for controlling interests	29.4	11.9	16.6	34.1
Depreciation, depletion and amortization expense	128.6	131.6	175.5	172.5
EBITDA	**$283.9**	**$246.4**	**$329.9**	**$367.4**
Adjusted for:				
Charge for early retirement benefit	-	-	3.9	3.9
Loss (gain) on sales of assets	(1.0)	(0.9)	(1.0)	(1.1)
Transaction costs	0.7	35.1	35.1	0.7
Settlement expense for pension plan	0.7	0.8	0.8	0.7
Other nonoperating (income) expense	0.2	(1.3)	(1.3)	0.2
Pretax loss (gain) on discontinued operations	0.7	1.5	0.8	(0.1)
Income attributable to noncontrolling interests	(1.0)	0.9	1.1	(0.8)
Adjusted EBITDA	**$284.2**	**$282.6**	**$369.3**	**$370.9**
Less:				
Depreciation, depletion and amortization expense	128.6	131.6	175.5	172.5
Adjusted EBIT	**$155.6**	**$151.0**	**$193.8**	**$198.4**

Source: Company filings



Non-GAAP to GAAP Reconciliation – Texas Industries

(dollars in millions)	For the Six Months Ended November 30, 2013	For the Six Months Ended November 30, 2012	For the Year Ended May 31, 2013	LTM 11/30/2013
Net earnings attributable to entity	($17.2)	($13.8)	$24.6	$21.1
Add back:				
Interest expense	34.8	15.2	32.8	52.4
Income tax expense for controlling interests	0.3	1.3	3.8	2.8
Depreciation, depletion and amortization expense	39.4	28.5	59.9	70.8
EBITDA	**$57.3**	**$31.3**	**$121.0**	**$147.0**
Adjusted for:				
(Gain) loss on sales of assets	(5.8)	(2.9)	(64.4)	(67.3)
Accretion expense for asset retirement obligations	0.1	0.1	0.2	0.2
Other nonoperating (income) expense	12.0	-	-	12.0
Pre-tax (earnings) loss on discontinued operations	-	(5.9)	(11.5)	(5.6)
Adjusted EBITDA	$63.6	$22.6	$45.3	$86.3
Less:				
Depreciation, depletion and amortization expense	39.4	28.5	59.9	70.8
Adjusted EBIT	$24.2	($5.9)	($14.6)	$15.5

Source: Company filings